                                                                    EXHIBIT 10.3



                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is entered into as of October 15, 1999 by and between Zoll Medical Corporation, a Massachusetts corporation (the "Company") and each of the parties executing a signature page hereto (each a "Holder" and collectively the "Holders").

         WHEREAS, the Holders are to receive an aggregate of 412,350 shares of common stock of the Company par value $.02 per share (the "Common Stock") pursuant to an Agreement and Plan of Merger by and among the Company, Zollsub, Inc., a wholly-owned subsidiary of the Company, Pinpoint Technologies, Inc. and the Stockholders of the Company listed on Exhibit A thereto, dated October 15, 1999 (the "Merger Agreement");

         WHEREAS, the Holders are to receive an aggregate of 23,769 shares of Common Stock pursuant to an LLC Interest Purchase Agreement by and among Pinpoint Technologies, Inc. and Pinpoint Properties Management, LLC of even date herewith; and

         WHEREAS, the Company has agreed to enter into this Agreement pursuant to the Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       REGISTRATION.

         (a)      REQUIRED REGISTRATION.

         The Company will use its best efforts to file, on or before October 29, 1999, but in no event later than November 15, 1999, a registration statement on Form S-3 (or any comparable successor form) (a "Required Registration Statement") for sale by the Holders on a delayed or continuous basis, of 218,059 shares of the Registerable Shares (as defined below) as set forth on EXHIBIT A hereto, under Rule 415 under the Securities Act of 1933 (the "Securities Act") in accordance with and subject to the terms hereof. As used in this Agreement, the term "Registrable Shares" means shares of Common Stock of the Company received by the Holders pursuant to the Merger Agreement, as adjusted by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; PROVIDED, HOWEVER, that any of the foregoing that are sold in a registered sale pursuant to an effective registration statement under the Securities Act or that may be sold without restriction pursuant to Rule 144 under the Securities Act shall not be deemed Registrable Shares. The Company agrees to use reasonable efforts to keep the Required Registration Statement continuously effective until the earliest of (a) the date on which the Holders no longer hold any Registrable Shares registered under the Required Registration Statement, (b) the date on which the Registrable Shares may be sold by the Holders pursuant to Rule 144 promulgated under the Securities Act or (c) the date which is one year from the effective date of such Required Registration Statement.

         (b) PIGGYBACK REGISTRATION. If at any time after October 15, 2003 while any Registrable Shares are outstanding the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock solely for cash (other than a registration statement (i) on Form S-8 or any successor form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form or in connection with an exchange offer, (iii) in connection with a rights offering or a dividend reinvestment and share purchase plan offered exclusively to existing holders of Common Stock, (iv) in connection with an offering solely to employees of the Company or its affiliates, (v) relating to a transaction pursuant to Rule 145 of the Securities Act, or (vi) a shelf registration, whether or not for its own account (a "Piggyback Registration Statement" and together with the Required Registration Statement, a "Registration Statement"), the Company shall give to the Holders of Registrable Shares written notice of such proposed filing at least ten (10) days before filing. The notice referred to in the preceding sentence shall offer Holders the opportunity to register such amount of Registrable Shares as each Holder may request (a "Piggyback Registration"). Subject to the provisions of Section 2 below, the Company shall include in such Piggyback Registration all Registrable Shares requested to be included in the registration for which the Company has received written requests for inclusion therein within five (5) days after the notice referred to above has been given by the Company to the Holders. Holders of Registrable Shares shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration Statement. If a Piggyback Registration is an underwritten offering, the Company shall not be required to include any Registrable Shares in such underwriting unless the Holders thereof accept the terms of the underwriting agreement as agreed upon between the Company and the underwriter or underwriters selected by it. If a Piggyback Registration is an underwritten registration on behalf of the Company and the managing underwriter advises the Company that the total number of shares of Common Stock requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering, the Company will include in such registration in the following priority: (i) first, all shares of Common Stock the Company proposes to sell and
(ii) second, up to the full number of applicable Registrable Shares requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering, which shall be allocated among the Holders requesting registration and all other stockholders requesting registration on a pro rata basis.

         2.       REGISTRATION PROCEDURES.

         (a) The Company shall notify each Holder of the effectiveness of the Required Registration Statement and shall notify each Holder requesting registration of the effectiveness of any Piggyback Registration Statement filed pursuant to such request and shall furnish to each such Holder such number of copies of such Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus), any documents incorporated by reference in a Registration Statement and such other documents as such Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the relevant Registration Statement.

         (b) The Company shall prepare and file with the Securities and Exchange Commission (the "SEC") from time to time such amendments and supplements to the Registration Statement and prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (i) such time as all of the Registrable Shares have been issued or disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement or (ii) the date on which the Registration Statement ceases to be effective in accordance with the terms of Section 1. Upon ten (10) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to such Holder's interests in or plan of distribution of Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statement and the Company shall file any necessary listing applications or amendments to the existing applications to cause the shares to be then listed or quoted on the primary exchange or quotation system on which the Common Stock is then listed or quoted.

         3. STATE SECURITIES LAWS. Subject to the conditions set forth in this Agreement, the Company shall, promptly upon the filing of a Registration Statement including Registrable Shares, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as any Holder requesting registration may reasonably request, and the Company shall use reasonable efforts to cause such filings to become qualified; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once qualified, the Company shall use reasonable efforts to keep such filings qualified until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires qualified filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective with the SEC. The Company shall promptly notify each Holder requesting registration of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

         4. EXPENSES. The Company shall bear all expenses incurred in connection with the registration of the Registrable Shares pursuant to Section 1 of this Agreement. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Company and all registration and filing fees imposed by the SEC, any state securities commission or the Nasdaq National Market or, if the Common Stock is not then listed on the Nasdaq National Market, the principal national securities exchange or national market system on which the Common Stock is then traded or quoted. Notwithstanding the foregoing, the Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares and for any legal, accounting and other expenses incurred by them in connection with any Registration Statement.

         5. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify each of the Holders and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such statement or omission arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished to the Company by the Indemnitee for use therein, provided, further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company for use in connection with the Registration Statement or the prospectus contained therein by such Indemnitee or (ii) such Indemnitee's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The obligations of the Company under this Section 5 shall survive the completion of any offering of Registrable Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

         6. COVENANTS OF HOLDERS. Each of the Holders hereby agrees (a) to cooperate with the Company and to furnish within three days to the Company all such information in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in the Registration Statement to any purchaser of the shares covered by the Registration Statement from the Holder, (c) to notify the Company of any sale of Registrable Shares by such Holder at least one business day prior to such sale to ensure that no Suspension Event (as defined in Section 7) has occurred or is continuing and (d) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either the Registration Statement or the prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding the Holder or its plan of distribution which was furnished to the Company by the Holder for use therein, or (ii) the failure by the Holder to deliver or cause to be delivered the prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by the Registration Statement from the Holder. The obligations of the Holders under this Section 6 shall survive the completion of any offering of Registrable Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

         7.       SUSPENSION OF REGISTRATION REQUIREMENT.

         (a) The Company shall promptly notify each Holder requesting registration of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as practicable.

         (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use reasonable efforts to cause the Registration Statement and any filings with any state securities commission to be made or to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing (such circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause the Registration Statement or such filings to be made or to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed ninety (90) days. Following the effectiveness of the Registration Statement, the Holders agree that they will not effect any sales of the Registrable Shares pursuant to a Registration Statement at any time after they have received notice from the Company to suspend sales (i) as a result of the occurrence or existence of any Suspension Event.

         (c) Each holder of Registrable Shares whose Registrable Shares are covered by a Registration Statement filed pursuant to Section 1 hereof agrees, if requested by the Company in the case of a nonunderwritten offering (a "Nonunderwritten Offering") or if requested by the managing underwriter or underwriters in an underwritten offering (an "Underwritten Offering," collectively with Nonunderwritten Offering, an "Offering"), not to effect any public sale or distribution of any of the securities of the Company of any class included in such Offering, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such Offering), during the 15-day period prior to, and during the 90-day period (or such longer period as may be required by the managing underwriter or underwriters) beginning on, the date of pricing of each Offering, to the extent timely notified in writing by the Company or the managing underwriters. Furthermore, notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use reasonable efforts to cause the Registration Statement and any filings with any state securities commission to be made or to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period as the Company is proceeding with an Underwritten Offering if the Company is advised by the underwriters that the sale of Registrable Shares under a Registration Statement would have a material adverse effect on the Underwritten Offering.

         8. ADDITIONAL SHARES. The Company, at its option, may register, under any registration statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other shareholder or shareholders of the Company.

         9. CONTRIBUTION. If the indemnification provided for in Sections 5 and 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that in no event shall the obligation of any indemnifying party to contribute under this Section 9 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

         No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

         10. NO OTHER OBLIGATION TO REGISTER. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

         11. AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of the Company and Holders holding in excess of 50% of the then outstanding Registrable Shares.

         12. NOTICES. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid, courier or overnight delivery service to the Company at the following address and to the Holder at the address set forth on his signature page to this

Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 2(b) or Section 6, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

                  If to the Company:        Zoll Medical Corporation
                                            Attn:  Chief Financial Officer
                                            32 Second Avenue
                                            Burlington, MA  01603

                  With a copy to:           Raymond C. Zemlin, P.C.
                                            Goodwin, Procter & Hoar LLP
                                            Exchange Place
                                            Boston, MA  02109

In addition to the manner of notice permitted above, notices given pursuant to Sections 1, 7 and 8 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

         13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder with respect to such Holder.

         14. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law provisions thereof; provided, however, that the venue for this Agreement shall be Denver, Colorado.

         16. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         17. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         18. DISPUTE RESOLUTION. Except with respect to matters as to which injunctive relief is being sought, in the event of a dispute between the parties concerning their respective rights and obligations under this Agreement, or the breach, termination, negotiation, or validity hereof and/or the rights or obligations of the parties arising out of or relating to this Agreement or the breach, termination, negotiation or validity thereof, in any case that the parties are unable to resolve amicably between themselves within sixty (60) days of proper notice from one party to another, such dispute shall be settled by arbitration in Denver, Colorado in an expedited manner in accordance with the Commercial Rules of the American Arbitration Association by a panel of three arbitrators. The Company shall select one arbitrator, the other party to the dispute shall select one arbitrator and the two arbitrators shall in good faith jointly select a third arbitrator. All arbitrators so selected shall be commercially sophisticated parties with knowledge of the software industry. The decision of the arbitrators shall be final and binding upon the parties. Each of the parties consents to the jurisdiction and venue of the courts of Denver, Colorado for the purposes of enforcing the dispute resolution provisions of this
Section 18. Each party further irrevocably waives any objection to proceeding before the American Arbitration Association based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that dispute resolution before the American Arbitration Association has been brought in an inconvenient forum. Each of the parties hereto agrees that its or his submission to jurisdiction is made for the express benefit of the other parties hereto.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                       ZOLL MEDICAL CORPORATION


                                       /s/ A. Ernest Whiton
                                       -----------------------------------------
                                       Name: A. Ernest Whiton
                                       Title: Vice President and Chief Financial
                                              Officer

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE


                                       HOLDER


                                       /s/ David Brown
                                       ----------------------------------------
                                       Name: David Brown

                                       Address for Notice:


                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE


                                       HOLDER


                                       /s/ David G. Cohen
                                       ----------------------------------------
                                       Name: David G. Cohen

                                       Address for Notice:


                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE


                                       HOLDER


                                       /s/ Robert Durkin, Jr.
                                       ----------------------------------------
                                       Name: Robert Durkin, Jr.

                                       Address for Notice:


                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                    Number of
         Holder                     Shares
         ------                     ---------

         David Brown                   98,044
         David Cohen                   98,044
         Robert Durkin                 21,971

                                      -------
         Total                        218,059